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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation in the Registration Statement of Factual Data
Corp. on Form SB-2, (333-     ) of our report dated January 22, 1998 and to
the reference to us under the heading "Experts" in the Prospectus, which is part of the Registration Statement.






                                         /s/ Ehrhardt Keefe Steiner & Hottman PC

                                         Ehrhardt Keefe Steiner & Hottman PC

February 27, 1998
Denver, Colorado